SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement               Confidential, for Use of the
[X] Definitive Proxy Statement                Commission Only (as permitted
[ ] Definitive Additional Materials                     by Rule 14a-6(e)(2)) [ ]
[ ] Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                            IBW Financial Corporation
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): [X]     No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1. Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------

    2. Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

    4. Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

    5. Total Fee Paid:

       -------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1. Amount Previously Paid:

    2. Form, Schedule or Registration Statement No.:

    3. Filing Party:

    4. Date Filed:

                            IBW FINANCIAL CORPORATION

                            NOTICE OF ANNUAL MEETING

                                       AND

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 22, 2003

                            IBW FINANCIAL CORPORATION
                               4812 GEORGIA AVENUE
                             WASHINGTON, D.C. 20011

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 22, 2003

TO THE SHAREHOLDERS OF IBW FINANCIAL CORPORATION:

         The Annual Meeting of Shareholders of IBW Financial Corporation, a District of Columbia corporation (the "Company"), will be held in the Board Room at the Company's executive offices, located at 4812 Georgia Avenue, Washington, D.C., on Tuesday, April 22, 2003 at 5:00 pm for the following purposes:

         1. To elect eight (8) directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

         2. To ratify the appointment of Stegman & Company as the Company's independent auditors;

         3. To transact such other business as may properly come before the meeting or any adjournment or postponement of the Annual Meeting.

         Shareholders of record as of the close of business on March 20, 2003 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the meeting.

                                            By Order of the Board of Directors


                                            Clinton W. Chapman, Chairman

April 4, 2003


         PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

                            IBW FINANCIAL CORPORATION
                               4812 Georgia Avenue
                              Washington, DC 20011

                       ----------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                 PROXY STATEMENT
                       ----------------------------------

                                  INTRODUCTION

         This Proxy Statement is being sent to shareholders of IBW Financial Corporation, a District of Columbia corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held at 5:00 p.m. on April 22, 2003, and at any adjournment or postponement of the meeting, for the purposes of

         (1) electing eight (8) directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified;

         (2) ratifying the appointment of Stegman & Company as the Company's independent auditors; and

         (3) transacting such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

         The annual meeting will be held in the Board Room at the executive offices of the Company, located at 4812 Georgia Avenue, Washington D.C.

         This Proxy Statement and the accompanying form of proxy are being sent to shareholders of the Company on or about April 4, 2003. A copy of the Annual Report to Shareholders of IBW Financial Corporation for the year ended December 31, 2002 is also being sent with this Proxy Statement.

         The cost of this proxy solicitation is being paid by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone by officers, regular employees or directors of the Company or the Bank, who will not receive any additional compensation for these services. The Company may also reimburse brokers, custodians, nominees and other fiduciaries for their reasonable out-of-pocket and clerical costs for forwarding proxy materials to their principals.

                            VOTING RIGHTS AND PROXIES

VOTING RIGHTS

         Only shareholders of record at the close of business on March 20, 2003, will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. On that date, the Company had outstanding 668,360 shares of common stock, par value $1.00 per share, constituting the only class of stock outstanding, and held by approximately 560 shareholders of record. Each share of common stock is entitled to one vote on all matters submitted to a vote of the shareholders. Shareholders do not have the right to cumulate votes in the election of directors. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of common stock is necessary to constitute a quorum at the annual meeting.

PROXIES

         If the enclosed form of proxy is properly executed and returned in time to be voted at the annual meeting, the shares represented thereby will be voted as specified by the shareholder executing the proxy. Shares represented by proxies for which no instruction is given will be voted FOR the election of the nominees for director specified herein, FOR the ratification of Stegman & Company, and in the discretion of the holders of the proxies on all other matters properly brought before the meeting and any adjournment or postponement thereof. The judges of election appointed by the Board of Directors for the annual meeting will determine the presence of a quorum and will tabulate the votes cast at the meeting. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the vote of shareholders. If a broker indicates that he or she does not have discretionary authority to vote any shares on a particular matter, such shares will be treated as present for general quorum purposes, but will not be considered as present or voted with respect to such matter.

         Shareholders are requested to sign, date, mark and return promptly the enclosed proxy in the postage paid envelope provided for this purpose in order to assure that their shares are voted. A proxy may be revoked at any time prior to the voting thereof at the annual meeting:

         o   The granting of a later proxy with respect to the same shares,
         o By written notice to B. Doyle Mitchell, Jr., President of the Company, at the address noted above, at any time prior to the voting thereof, or
         o   By voting in person at the annual meeting

Attendance at the annual meeting will not, in itself, revoke a proxy.

         If your shares are not registered in your name, you will need additional information from your recordholder in order to vote in person at the meeting. Please see the voting form provided by your bank or broker for additional information about the voting of your shares.

         Many shareholders whose shares are held in an account at a brokerage firm or bank will have the option to submit their proxies or voting instructions electronically through the Internet or by telephone. Shareholders should check the voting form or instructions provided by their recordholder to see which options are available. Shareholders submitting proxies or voting instructions electronically should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that would be borne by the shareholder. To revoke a proxy previously submitted electronically, a shareholder may simply submit a new proxy at a later date before the taking of the vote at the Meeting, in which case, the later submitted proxy will be recorded and the earlier proxy will be revoked.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

SECURITIES OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information as of February 14, 2003 concerning the number and percentage of shares of the Company's common stock beneficially owned by its directors, nominees for director, executive officers the compensation of which is disclosed herein, and by its directors and all executive officers as a group, as well as information regarding each other person known by the Company to own in excess of five percent of the outstanding common stock. Except as otherwise indicated, all shares are owned directly, and the named person possesses sole voting and sole investment power with respect to all such shares. Except as set forth below, the Company knows of no other person or persons who beneficially own in excess of five percent of the Company's common stock. Further, the Company is not aware of any arrangement, which at a subsequent date may result in a change of control of the Company.

              NAME                  NUMBER OF SHARES(1)      PERCENT OF CLASS
Directors

Clinton W. Chapman, Esquire              11,121(2)                 1.66%

Benjamin L. King, CPA                     1,000(3)                   *
B. Doyle Mitchell, Jr.                   74,813(4)                11.19%
4812 Georgia Avenue, NW
Washington,  DC  20011

Massie S. Fleming                         5,233(5)                   *
Robert R. Hagans                           2,622                     *
Pamela King                                176(6)                    *
Cynthia T. Mitchell                      100,763(7)               15.08%
2029 Trumbull Terrace, NW
Washington, DC  20011

Emerson A. Williams, M.D.                  3,646                     *

Executive Officers who are not
Directors

John Mazzochi                                0                      0%

Thomas A. Wilson, Jr.                        0                      0%

All directors and executive
officers as a group (11 persons)         254,094(8)              38.02%(9)

5% Shareholders

Industrial Bank  of Washington             54,720                  8.19%
Employee Stock Ownership Plan
4812 Georgia Avenue, NW
Washington, DC  20011

Patricia Mitchell                        77,407(9)                11.58%
4812 Georgia Avenue, NW
Washington, DC  20011

-------------------

    * Less than one percent

(1) For purposes hereof, a person is deemed to be the beneficial owner of securities with respect to which he has or shares voting or investment power. Except as otherwise indicated, the named beneficial owner has sole voting and investment power with respect to all shares beneficially owned by such person.

(2) Does not include 54,720 shares held by the Industrial Bank of Washington Employee Stock Ownership Plan ("ESOP") as to which Mr. Chapman is a co-trustee.

(3) Does not include 54,720 shares held by ESOP as to which Mr. King is a co-trustee. Mr. King is the father of Ms. Pamela King.

(Footnotes continued on following page)

(Footnotes continued from prior page)

(4) Includes 72,813 shares held in a revocable trust of which Mr. Mitchell is the trustee, and Mr. Mitchell's spouse and son are beneficiaries. Does not include shares held by Mrs. Cynthia Mitchell as trustee for Mr. Mitchell and Ms. Mitchell. Does not include 1,500 shares held by Mr. Mitchell's spouse. Does not include 54,720 shares held by ESOP as to which Mr. Mitchell is a co-trustee. Ms. Mitchell is Mr. Mitchell's sister and Mrs. Cynthia Mitchell's daughter.

(5) Includes 233 shares held jointly with son and as to which Mrs. Fleming shares voting and investment power.

(6) Ms. King is the daughter of Mr. Benjamin L. King

(7) Includes shares held by three trusts of which Mrs. Mitchell is trustee, and with respect to one of which Mr. Mitchell and Ms. Mitchell are beneficiaries. Mrs. Mitchell is the mother of Mr. Mitchell and Ms. Mitchell.

(8) Includes 54,720 shares held by ESOP as to which Messrs. Chapman, King and Mitchell are trustees. If these shares were not included, the directors and executive officers as a group would beneficially own 199,374 shares, or 29.83% of the outstanding shares of Common Stock. Does not include shares held by Ms. Mitchell.

(9) Includes shares held in a revocable trust of which Ms. Mitchell is the trustee, and of which Mr. Mitchell is the beneficiary. Does not include shares held by Mrs. Cynthia Mitchell as trustee for Mr. Mitchell and Ms. Mitchell. Ms. Mitchell is the sister of Mr. Mitchell and the daughter of Mrs. Mitchell, and is an employee of the Bank.

                              ELECTION OF DIRECTORS

         The Company's bylaws set the size of the Board of Directors at nine (9) directors. The Board of Directors has nominated eight (8) persons for election as directors. Each of the nominees for election as a director currently serves as a member of the Board of Directors, and each nominee currently serves as a member of the Board of Directors of Industrial Bank, N.A., the Company's sole subsidiary (the "Bank"). Unless authority is withheld, all proxies in response to this solicitation will be voted for the election of the nominees listed below, and against any other nominees other than substitute nominees designated by the Board of Directors. Each nominee has indicated a willingness to serve if elected. However, if any nominee becomes unable to serve, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the best judgment of the proxy holders named therein. The Board of Directors will search for an appropriate person to be appointed to the vacancy on the Board following the annual meeting.

         Vote Required and Board Recommendation. Nominees receiving a plurality of the votes cast at the annual meeting in the election of directors will be elected as director, in order of the number of votes received. Members of the Board of Directors, and family members thereof, having the power to vote or direct the voting of in excess of fifty percent of the outstanding shares of common stock have indicated their intention to vote in favor of the election of all the nominees for election as director. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES FOR ELECTION TO THE COMPANY'S BOARD OF DIRECTORS.

NOMINEES FOR ELECTION AS DIRECTORS

         Set forth below is certain information as of the record date for the annual meeting concerning the nominees for election as director of the Company. Except as otherwise indicated, the occupation listed has been such person's principal occupation for at least the last five years. Each of the members of the Board of Directors of the Company, unless otherwise noted, has served since the organization of the Company in 1994. The longevity of service listed below reflects service on the Board of Directors of the Bank, including service prior to the conversion of the Bank to a national banking association. Each of the directors of the Company also currently serves as a director of the Bank.

         Clinton W. Chapman, 78, Chairman of the Board of Directors, has served as a director since 1984. Mr. Chapman, an attorney with Clinton Chapman and Associates since 1997, and Chapman and Chapman, P.C. prior to that time, has been engaged in the private practice of law for more than thirty years.

         Benjamin L. King, C.P.A., 75, is Vice Chairman of the Board of Directors and Secretary of the Company and has served as a director since 1972. Mr. King is a certified public accountant, and is self-employed as a management and tax consultant. Mr. King is the father of Ms. Pamela King, a director of the Company.

         B. Doyle Mitchell, Jr., 40, President of the Company, has served as a director since 1990. Mr. Mitchell has served as President of the Bank since March 1993. Prior to that date, he served in various executive and administrative positions at the Bank since 1983, including as Vice President-Commercial Lending from 1991 to 1993 and Assistant Vice President-Commercial Lending from 1989 to 1991. Mr. Mitchell is the son of Mrs. Cynthia Mitchell, a director of the Company, and the late B. Doyle Mitchell, a founder of the Bank. Mr. Mitchell's sister, Patricia Mitchell, is a significant shareholder and an employee of the Bank.

         Massie S. Fleming, 76, has served as a director since 1985. Mrs. Fleming retired at the end of 1997 from her position as Executive Vice President of the Bank, a position she had held since 1985. Prior to that date, she served in various executive and administrative positions at the Bank since 1959, including as Chief Executive Officer from 1985 to mid 1997.

         Robert R. Hagans, 48, has served as a director of the Company since April 2000 and as a director of the Bank since February 2000. Mr. Hagans is the Director of Finance for Prince George's County Government in Maryland, having served in that position since 1995. He has previously held the position of Assistant Vice President for Asset Management and Treasury Operations for Howard University in Washington, D.C., from 1989 to 1994, and was an Investment Banker with Alex. Brown & Sons, Inc., in Baltimore, Maryland from 1987 to 1989.

         Pamela King, 45, has served as a director since June 2001. She is a Certified Public Accountant and president of the accounting firm of King, King, and Associates. Ms. King was one of the first African-American women to serve on the Maryland Board that certifies CPA's. Ms. King is the daughter of Mr. Benjamin L. King, a director of the Company.

         Cynthia T. Mitchell, 76, has served as a director since 1993. Mrs. Mitchell is retired. Until 1982 she was a teacher in the District of Columbia public schools system. Mrs. Mitchell's late husband was a founder of the Bank. Mrs. Mitchell's son is B. Doyle Mitchell Jr., the President of the Company and Bank, and her daughter Patricia Mitchell, is a significant shareholder and an employee of the Bank.

         Emerson A. Williams, M.D., 86, has served as a director since 1975. Mr. Williams is retired from the active practice of medicine. For many years he served as an instructor at Howard University School of Medicine.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company met sixteen (16) times during 2002. All members of the Board of Directors, attended at least 75% of the meetings held by the Board of Directors and by all committees on which such member served during the 2002 fiscal year or any portion thereof.

         The Board of Directors has a standing Audit Committee. The Board of Directors does not have a standing or Compensation Committee, the functions of which are performed by the Executive Committee. The Company also has a standing Directors Loan Committee and a standing Nominating Committee.

         The Audit Committee, presently composed of Mrs. Fleming, Messrs. King, and Hagans, and Ms. King, is responsible for the review and evaluation of the Company's and Bank's financial statements, internal controls and accounting procedures. It also periodically reviews audit reports with the Company's independent auditors, and recommends the annual appointment of such auditors. The Board of Directors has adopted a charter for the Audit Committee. Each of the members of the Audit Committee is independent, as determined under the definition of independence adopted by the National Association of Securities Dealers. During the 2002 fiscal year the Audit Committee met formally twelve times.

         The Nominating Committee, presently composed of Mr. Mitchell and Dr. Williams, makes recommendations to the Board of Directors with respect to nominees for election as directors of the Company. While the Nominating Committee will consider nominees recommended by shareholders, it has not actively solicited recommendations by shareholders for nominees, nor has it established any procedures for this purpose other than as set forth in the Bylaws. See "Shareholder Proposals"

         The Executive Committee, presently composed of Mrs. Fleming, Messrs. Chapman and King and Mrs. Mitchell perform the function of a compensation and personnel committee. In that capacity, it is responsible, together with management, for the adoption of the Bank's personnel policies and establishing salary and compensation guidelines and levels for all Company officers and personnel and evaluating the Chief Executive Officer. The Committee is also responsible for annually nominating the officers of the Bank and evaluating the performance thereof.

         The Oversight/Compliance Committee, formed in June 1998, presently composed of Mrs. Fleming, Messrs. Chapman and King and Dr. Williams, is responsible for monitoring efforts of the Board and Management to improve results in the areas of asset quality, management, credit administration and earnings.

AUDIT COMMITTEE REPORT

         The Audit Committee has been appointed to assist the Board of Directors in fulfilling the Board's oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls establish by management and the Board and the independence and performance of the Company's audit process.

         The Audit Committee has:

         (1) reviewed and discussed with management the audited financial statements included in the Company's Annual Report and Form 10-KSB;

         (2) discussed with Stegman & Company, the Company's independent auditors, the matters required to be discussed by statement of Auditing Standards No. 61, and has received the written disclosures and letter from Stegman & Company, as required by Independence Standards Board Standard No. 1; and

         (3) has discussed with Stegman & Company, its independence.

Based on these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-KSB for the year ended December 31, 2002. The Audit Committee has also considered whether the amount and nature of non-audit services provided by Stegman & Company is compatible with the auditor's independence.

                                            Members of the Audit Committee
                                                    Mr. Benjamin L. King, CPA
                                                    Mrs. Massie Fleming
                                                    Mr. Robert R. Hagans
                                                    Ms. Pamela King

DIRECTORS' COMPENSATION

         Each director of the Company, including directors who are full time employees of the Company or the Bank, receives $600 for each regular meeting of the Board of Directors attended, with the exception of Mr. Chapman, Chairman of the Board who receives $1,500 for each regular meeting that he attends and a $5,000 annual fee. Additionally, directors who are not employees, serving on committees of the Board, receive $400 for each meeting attended, except if such service is as chairman of any committee, in which case such director receives $500 for each meeting. Total fees paid to directors in 2002 for Board and committee meeting attendance was $244,900.

EXECUTIVE COMPENSATION

         The following table sets forth a summary of certain information relating to the compensation of the President of the Company and each executive officer of the Company who received base salary and bonus of $100,000 in 2002. All compensation paid to Mr. Mitchell was for services rendered in his capacity as an officer of the Bank.

                             ANNUAL COMPENSATION(1)

                                                                                     OTHER
NAME AND PRINCIPAL POSITION    YEAR ENDED DECEMBER 31     SALARY      BONUS     COMPENSATION(2)
-----------------------------------------------------------------------------------------------
B. Doyle Mitchell, Jr.                   2002            $196,758    $17,308        $ 5,770
President, Chief Executive               2001            $192,320    $22,752        $ 9,000
Officer & Director                       2000            $183,855    $ 3,150        $14,600

Thomas A. Wilson, Jr.                    2002            $102,364    $ 6,745        $     0
Senior Vice President &                  2001            $ 96,362    $ 6,622        $     0
Chief Financial Officer                  2000            $ 91,773    $ 3,300        $     0

John Mazzocchi                           2002            $ 96,880    $ 9,204        $ 3,875
Senior Vice President &                  2001            $ 96,872    $ 7,169        $     0
Chief Credit Officer                     2000            $ 92,700    $     0        $     0

(1) The Company does not maintain any long-term or stock-based compensation plans.

(2) Represents fees paid for attendance at meetings of Board of Directors and committees thereof. Does not include vehicle allowances of $10,716, $8,750, and $8,275 in 2002, 2001and 2000. Also does not include value of contributions to the Bank's employee stock ownership plan. Does not include insurance premiums for policies on Mr. Mitchell's life, of which the Company and Mr. Mitchell's spouse are co-beneficiaries.

         Employment Agreements. As of December 31, 2002, the Bank had no employment agreement in existence for executives earning in excess of $100,000 per year.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         Set forth below is certain information regarding persons who are executive officers of the Company or the Bank. Except as otherwise indicated, the occupation listed has been such person's principal occupation for at least the last five years.

         Thomas A. Wilson, 51, has served as Senior Vice President-Chief Financial Officer of the Bank since January 1992. Prior to serving in this position he served (since April 1986) at various times as Commercial Loan Manager and Loan Review Officer of the Bank. Prior to joining the Bank in 1986, he served as a National Bank Examiner with the OCC from 1974 to 1986.

         John Mazzocchi, 54, has served as Senior Vice President and Chief Credit Officer of the Bank since February 1999. Prior to serving in this position, he served as president and CEO of Maryland Permanent Bank from January 1997 to October 1998. From 1992 to 1996, Mr. Mazzocchi was Vice President and manager of Commercial Banking for Hagerstown Trust in Hagerstown, Maryland.

         Devin Blum, 41, has served as Senior Vice President and Chief Lending Officer of the Bank since May 2002. Prior to serving in this position he served in various positions at two area banks. Mr. Blum was employed, from 1988 to 1998, by Adams National Bank as a vice president in commercial and commercial real estate lending. He was employed by EagleBank from 1998 to 2000 as a vice president in commercial and commercial real estate lending. He was most recently Director of Credit Policy at LoanChannel.Com, Inc.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

         The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with some of its and the Company's directors, officers, and employees and their associates. In the past, substantially all of such transactions have been on the same terms, including interest rates, maturities and collateral requirements as those prevailing at the time for comparable transactions with non-affiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

         The maximum aggregate amount of loans to executive officers, directors and affiliates of the Company during 2002 amounted to $365,539 representing approximately 1.4% of the Company's total shareholders' equity at December 31, 2002. In the opinion of the Board of Directors, the terms of these loans are no less favorable to the Bank than terms of the loans from the Bank to unaffiliated parties. At the time each loan was made, management believed that the loan involved no more than the normal risk of collectibility and did not present other unfavorable features. None of such loans were classified as Substandard, Doubtful or Loss. Under the terms of the interim capital assistance agreement, the Bank may not, during the term of the interim capital assistance loan, make any loan or advance to the Company or any affiliate of the Bank or Company, or enter into any transaction (other than arm's length deposit transactions in the ordinary course of business) with such persons.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934.

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission, and to provide the Company with copies of all Forms 3, 4, and 5 they file.

         Based solely upon the Company's review of the copies of the forms that it has received and written representations from the Company's directors, executive officers and ten percent shareholders, the Company is not aware of any failure of any such person to comply with the requirements of Section 16(a).

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Stegman & Company, independent public accountants ("Stegman"), to audit the Company's financial statements for the fiscal year ending December 31, 2003. Stegman has audited the Company's financial statements commencing with the year ended December 31, 1999. Representatives of Stegman are expected to be present at the Annual Meeting and available to respond to appropriate questions. The representatives also will be provided with an opportunity to make a statement, if they desire.

FEES PAID TO INDEPENDENT ACCOUNTING FIRM

         Audit fees.

         The aggregate amount of fees billed by Stegman for services provided in connection with the audit of the Company's financial statements for the year ended December 31, 2002, and for review of the financial statements included in the Company's quarterly reports on Form 10-QSB filed during 2002 was $103,309.

         All Other Fees.

         The aggregate amount of fees billed for all other professional services provided by Stegman during the year ended December 31, 2002 was $2,436. None of such fees related to the design, implementation or operation of the Company's financial information systems.

                            FORM 10-KSB ANNUAL REPORT

         THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO ANY SHAREHOLDER OF RECORD ENTITLED TO VOTE AT THE MEETING OR ANY BENEFICIAL OWNER OF COMMON STOCK SOLICITED HEREBY, A COPY OF ITS 2002 ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON THE WRITTEN REQUEST OF SUCH SHAREHOLDER. REQUESTS SHOULD BE DIRECTED TO THOMAS A. WILSON, JR., SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, IBW FINANCIAL CORPORATION, 4812 GEORGIA AVENUE, NW, WASHINGTON, DC 20011.

                                  OTHER MATTERS

         The Board of Directors of the Company is not aware of any other matters to be presented for action by shareholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their judgment on such matters.

                              SHAREHOLDER PROPOSALS

         All proposals or nominations for election as directors by shareholders, to be presented for consideration at the next annual meeting must be received by the Company no later than December 6, 2003.


                                            By Order of the Board of Directors


                                            Clinton W. Chapman, Chairman

April 4, 2003

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                                 REVOCABLE PROXY
                            IBW FINANCIAL CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby makes, constitutes and appoints B. Doyle Mitchell, Jr. and Patricia Mitchell, and each of them (with the power of substitution), proxies for the undersigned to represent and to vote, as designated below, all shares of common stock of IBW Financial Corporation (the "Company") which the undersigned would be entitled to vote if personally present at the Company's Annual Meeting of Shareholders to be held on April 22, 2003, and at any adjournment or postponement of the meeting.

1.  ELECTION OF DIRECTORS

    [ ] FOR all nominees listed below (except as noted to the contrary below)

    [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

    Nominees: Clinton W. Chapman, Esquire; Benjamin L. King, C.P.A.;
              B. Doyle Mitchell, Jr.; Massie S. Fleming; Robert R. Hagans; Pamela King; Cynthia T. Mitchell; Emerson A. Williams, M.D.,

    (Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

    ----------------------------------------------------------------------------

2.  RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         [ ] FOR [ ] AGAINST [ ] ABSTAIN the proposal to ratify the appointment of Stegman & Company as the Company's independent auditors for the year ended December 31, 2003.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each of the proposals set forth above. In addition, this proxy will be voted at the discretion of the proxy holder(s) upon any other matter which may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

Important: Please date and sign your name as addressed, and return this proxy in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the shareholder is a corporation, the proxy should be signed in the full corporate name by a duly authorized officer whose title is stated.



                                                 _______________________________
                                                 Signature of Shareholder



                                                 _______________________________
                                                 Signature of Shareholder


                                                 Dated: _________________, 2003

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.